[ARTHUR ANDERSEN LLP LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports dated February 6, 1998 included or incorporated by reference in this Annual Report on Form 10-K into Georgia-Pacific Corporation's previously filed Registration Statement No. 2-93184; Registration Statement No. 2-99381; Registration Statement No. 2-97165; Registration Statement No. 2-99380; Registration Statement No. 2-76072; Registration Statement No. 2-68688; Registration Statement No. 33-5964; Registration Statement No. 33-16528; Registration Statement No. 33-18482; Registration Statement No. 33-21018; Registration Statement No. 33-23776; Registration Statement No. 33-25446; Registration Statement No. 33-26985; Registration Statement No. 33-11341; Registration Statement No. 33-37930; Registration Statement No. 33-38561; Registration Statement No. 33-48331; Registration Statement No. 33-48329; Registration Statement No. 33-48330; Registration Statement No. 33-34810; Registration Statement No. 33-39693; Registration Statement No. 33-43453; Registration Statement No. 33-45892; Registration Statement No. 33-48041; Registration Statement No. 33-51182; Registration Statement No. 33-52815; Registration Statement No. 33-52823; Registration Statement No. 33-62498; Registration Statement No. 33-58664; Registration Statement No. 33-65208; Registration Statement No. 33-48328; Post-Effective Amendment No. 1 to Registration Statement No. 2-64516; Post-Effective Amendment No. 5 (with respect to the 1974 Employee Stock Option Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth Plan), and Post-Effective Amendment No. 7 (with respect to the Savings and Capital Growth Plan) to Registration Statement No. 2-53427; Registration Statement No. 33-59057; Registration Statement No. 33-60933; Registration Statement No. 33-60127; Registration Statement No. 33-64673; Registration Statement No. 333-01785; Registration Statement No. 333-35793; Registration Statement No. 333-35813; and Registration Statement No. 333-42597.



/s/Arthur Andersen LLP
-------------------------------------
ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 25, 1998